UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 19, 2016
(Date of earliest event reported)

SG Commercial Mortgage Securities Trust 2016-C5
(Central Index Key Number 0001675928)

(Exact name of issuing entity)

Société Générale
(Central Index Key Number 0001238163)

Cantor Commercial Real Estate Lending, L.P.
(Central Index Key Number 0001558761)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)

Benefit Street Partners CRE Finance LLC
(Central Index Key Number 0001632269)

Silverpeak Real Estate Finance LLC
(Central Index Key Number 0001624053)

(Exact name of sponsor as specified in its charter)

SG Commercial Mortgage Securities, LLC
(Central Index Key Number 0001641120)

(Exact name of registrant as specified in its charter)

Delaware	333-207074-01	47-3859844
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

245 Park Avenue New York, New York	10167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 278-6461

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On July 19, 2016, SG Commercial Mortgage Securities, LLC (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of July 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among SG Commercial Mortgage Securities, LLC, as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass Through Certificates, Series 2016-C5.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Regent Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of May 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (the “WFCMT 2016-C34 Pooling and Servicing Agreement”), and the Regent Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.15.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “OZRE Leased Fee Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of May 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, U.S. Bank National Association, as custodian and as trustee, certificate administrator and paying agent (the “CFCRE 2016-C4 Pooling and Servicing Agreement”), and the OZRE Leased Fee Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “AG Life Time Fitness Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.4 and which is dated as of February 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian (the “COMM 2016-CCRE28 Pooling and Servicing Agreement”), and the AG Life Time Fitness Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “The Mall at Rockingham Park” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.5 and which is dated as of June 1, 2016, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, Torchlight Loan Services, LLC, as special servicer, and U.S. Bank National Association, as trustee and certificate administrator (the “BBSG 2016-MRP Trust and Servicing Agreement”), and The Mall at Rockingham Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.19.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “3 Executive Campus” will be serviced and administered pursuant to the CFCRE 2016-C4 Pooling and Servicing Agreement, and the 3 Executive Campus Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.7.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “At Home Portfolio” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the At Home Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.9.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Holiday Inn Express Nashville - Downtown” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Holiday Inn Express Nashville - Downtown Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.10.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Marriott Saddle Brook” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Marriott Saddle Brook Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.11.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Peachtree Mall” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Peachtree Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.13.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Plaza Mexico – Los Angeles” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Plaza Mexico – Los Angeles Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.14.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Renaissance Center” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Renaissance Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.16.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Residence Inn by Marriott LAX” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Residence Inn by Marriott LAX Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.17.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “TEK Park” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the TEK Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.18.

Berkeley Point Capital LLC will act as primary servicer with respect to 1 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of July 19, 2016 (the “Berkeley Point Primary Servicing Agreement”), between Wells Fargo Bank, National Association and Berkeley Point Capital LLC, as to which an executed version of the Berkeley Point Primary Servicing Agreement is attached hereto as Exhibit 4.6.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-M, Class X-A, Class X-B, Class X-C, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $ 635,500,000, were sold to SG Americas Securities, LLC (“SGAS”), Cantor Fitzgerald & Co. (“CF&Co.”), Natixis Securities Americas LLC (“Natixis Securities”), Citigroup Global Markets Inc. (“CGMI”) and Wells Fargo Securities, LLC (“WFS” and, together in such capacity with SGAS, CF&Co. Natixis Securities and CGMI, the “Underwriters”), pursuant to the underwriting agreement, dated as of July 1, 2016 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Société Générale.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

On July 19, 2016, the Registrant also sold the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $101,311,980, to SGAS, CF&Co., Natixis Securities, CGMI and WFS (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of July 1, 2016, between the Registrant, the Initial Purchasers and Société Générale. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in SG Commercial Mortgage Securities Trust 2016-C5 (the “Issuing Entity”), a common law trust fund formed as of July 1, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 47 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Société Générale (“SG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of July 1, 2016, between the Registrant and SG, (ii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of July 1, 2016, between the Registrant and CCRE; (iii) Benefit Street Partners CRE Finance LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of July 1, 2016, between the Registrant and BSP; (iv) Silverpeak Real Estate Finance LLC (“SPREF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of July 1, 2016, between the Registrant and SPREF; and (v) Natixis Real Estate Capital LLC (“Natixis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of July 1, 2016, between the Registrant and Natixis.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated July 1, 2016 and as filed with the Securities and Exchange Commission on July 19, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

On July 19, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $635,500,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $[_____], were approximately $[_____]. Of the expenses paid by the Registrant, approximately $[____] were paid directly to affiliates of the Registrant, $[_____] in the form of fees were paid to the Underwriters, $[____] were paid to or for the Underwriters and $[_____] were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-207074) was originally declared effective on November 24, 2015.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of July 1, 2016, between SG Commercial Mortgage Securities, LLC, as depositor, SG Americas Securities, LLC, Cantor Fitzgerald & Co., Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as underwriters, and Société Générale.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of May 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of May 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and U.S. Bank National Association, as custodian and as trustee, certificate administrator and paying agent.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of February 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 4.5	Trust and Servicing Agreement, dated as of June 1, 2016, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, Torchlight Loan Services, LLC, as special servicer, and U.S. Bank National Association, as trustee, certificate administrator and custodian.

Exhibit 4.6	Primary Servicing Agreement, dated as of July 1, 2016, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.

Exhibit 4.7	Co-Lender Agreement, dated as of May 18, 2016, by and between the holder of the 3 Executive Campus Pari Passu Companion Loan and the holder of the 3 Executive

Campus Mortgage Loan, relating to the relative rights of such holders of the 3 Executive Campus Whole Loan.

Exhibit 4.8	Amended and Restated Co-Lender Agreement, dated as of May 5, 2016, by and between the holders of the AG Life Time Fitness Portfolio Pari Passu Companion Loans and the holder of the AG Life Time Fitness Portfolio Mortgage Loan, relating to the relative rights of such holders of the AG Life Time Fitness Portfolio Whole Loan.

Exhibit 4.9	Agreement between Noteholders, dated as of June 16, 2016, by and between the holder of the At Home Portfolio Pari Passu Companion Loan and the holder of the At Home Portfolio Mortgage Loan, relating to the relative rights of such holders of the At Home Portfolio Whole Loan.

Exhibit 4.10	Agreement between Noteholders, dated as of July 19, 2016, by and between the holders of the Holiday Inn Express Nashville - Downtown Pari Passu Companion Loans and the holder of the Holiday Inn Express Nashville - Downtown Mortgage Loan, relating to the relative rights of such holders of the Holiday Inn Express Nashville - Downtown Whole Loan.

Exhibit 4.11	Co-Lender Agreement, dated as of July 19, 2016, by and between the holder of the Marriott Saddle Brook Pari Passu Companion Loan and the holder of the Marriott Saddle Brook Mortgage Loan, relating to the relative rights of such holders of the Marriott Saddle Brook Whole Loan.

Exhibit 4.12	Amended and Restated Co-Lender Agreement, dated as of July 19, 2016, by and between the holders of the OZRE Leased Fee Portfolio Pari Passu Companion Loans and the holder of the OZRE Leased Fee Portfolio Mortgage Loan, relating to the relative rights of such holders of the OZRE Leased Fee Portfolio Whole Loan.

Exhibit 4.13	Co-Lender Agreement, dated as of June 17, 2016, by and between the holders of the Peachtree Mall Pari Passu Companion Loans and the holder of the Peachtree Mall Mortgage Loan, relating to the relative rights of such holders of the Peachtree Mall Whole Loan.

Exhibit 4.14	Co-Lender Agreement, dated as of July 19, 2016, by and between the holders of the Plaza Mexico – Los Angeles Pari Passu Companion Loans and the holder of the Plaza Mexico – Los Angeles Mortgage Loan, relating to the relative rights of such holders of the Plaza Mexico – Los Angeles Whole Loan.

Exhibit 4.15	Co-Lender Agreement, dated as of May 24, 2016, by and between the holder of the Regent Portfolio Pari Passu Companion Loan and the holder of the Regent Portfolio Mortgage Loan, relating to the relative rights of such holders of the Regent Portfolio Whole Loan.

Exhibit 4.16	Co-Lender Agreement, dated as of July 19, 2016, by and between the holders of the Renaissance Center Pari Passu Companion Loans and the holder of the Renaissance Center Mortgage Loan, relating to the relative rights of such holders of the Renaissance Center Whole Loan.

Exhibit 4.17	Co-Lender Agreement, dated as of July 19, 2016, by and between the holder of the Residence Inn by Marriott LAX Pari Passu Companion Loans and the holder of the Residence Inn by Marriott LAX Mortgage Loan, relating to the relative rights of such holders of the Residence Inn by Marriott LAX Whole Loan.

Exhibit 4.18	Co-Lender Agreement, dated as of June 23, 2016, by and between the holder of the TEK Park Pari Passu Companion Loans and the holder of the TEK Park Mortgage Loan, relating to the relative rights of such holders of the TEK Park Whole Loan.

Exhibit 4.19	Co-Lender Agreement, dated as of June 28, 2016, by and between the holders of each of The Mall at Rockingham Park Pari Passu Companion Loans, the holders of each of The Mall at Rockingham Park Subordinate Companion Loans and the holder of The Mall at Rockingham Park Mortgage Loan, relating to the relative rights of such holders of The Mall at Rockingham Park Whole Loan.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 19, 2016.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 19, 2016 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 1, 2016.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Société Générale, as seller, and SG Commercial Mortgage Securities, LLC, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Cantor Commercial Real Estate Lending, L.P., as seller, and SG Commercial Mortgage Securities, LLC, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Benefit Street Partners CRE Finance LLC, as seller, and SG Commercial Mortgage Securities, LLC, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Silverpeak Real Estate Finance LLC, as seller, and SG Commercial Mortgage Securities, LLC, as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Natixis Real Estate Capital LLC, as seller, and SG Commercial Mortgage Securities, LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 19, 2016	SG COMMERCIAL MORTGAGE SECURITIES, LLC

	By:	/s/ Jim Barnard
Name: Jim Barnard
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of July 1, 2016, between SG Commercial Mortgage Securities, LLC, as depositor, SG Americas Securities, LLC, Cantor Fitzgerald & Co., Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as underwriters, and Société Générale.	(E)
4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of May 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Pooling and Servicing Agreement, dated as of May 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and U.S. Bank National Association, as custodian and as trustee, certificate administrator and paying agent.	(E)
4.4	Pooling and Servicing Agreement, dated as of February 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
4.5	Trust and Servicing Agreement, dated as of June 1, 2016, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, Torchlight Loan Services, LLC, as special servicer, and U.S. Bank National Association, as trustee, certificate administrator and custodian.	(E)
4.6	Primary Servicing Agreement, dated as of July 1, 2016, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.	(E)
4.7	Co-Lender Agreement, dated as of May 18, 2016, by and between the holder of the 3 Executive Campus Pari Passu Companion Loan and the holder of the 3 Executive Campus Mortgage Loan, relating to the relative rights of such holders of the 3 Executive Campus Whole Loan.	(E)
4.8	Amended and Restated Co-Lender Agreement, dated as of May 5, 2016, by and between the holders of the AG Life Time Fitness Portfolio Pari Passu Companion Loans and the holder of the AG Life Time Fitness Portfolio Mortgage Loan, relating to the relative rights of such holders of the AG Life Time Fitness Portfolio Whole Loan.	(E)
4.9	Agreement between Noteholders, dated as of June 16, 2016, by and between the holder of the At Home Portfolio Pari Passu Companion Loan and the holder of the At Home Portfolio Mortgage Loan, relating to the relative rights of such holders of the At Home Portfolio Whole Loan.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.10	Agreement between Noteholders, dated as of July 19, 2016, by and between the holders of the Holiday Inn Express Nashville - Downtown Pari Passu Companion Loans and the holder of the Holiday Inn Express Nashville - Downtown Mortgage Loan, relating to the relative rights of such holders of the Holiday Inn Express Nashville - Downtown Whole Loan.	(E)
4.11	Co-Lender Agreement, dated as of July 19, 2016, by and between the holder of the Marriott Saddle Brook Pari Passu Companion Loan and the holder of the Marriott Saddle Brook Mortgage Loan, relating to the relative rights of such holders of the Marriott Saddle Brook Whole Loan.	(E)
4.12	Amended and Restated Co-Lender Agreement, dated as of July 19, 2016, by and between the holders of the OZRE Leased Fee Portfolio Pari Passu Companion Loans and the holder of the OZRE Leased Fee Portfolio Mortgage Loan, relating to the relative rights of such holders of the OZRE Leased Fee Portfolio Whole Loan.	(E)
4.13	Co-Lender Agreement, dated as of June 17, 2016, by and between the holders of the Peachtree Mall Pari Passu Companion Loans and the holder of the Peachtree Mall Mortgage Loan, relating to the relative rights of such holders of the Peachtree Mall Whole Loan.	(E)
4.14	Co-Lender Agreement, dated as of July 19, 2016, by and between the holders of the Plaza Mexico – Los Angeles Pari Passu Companion Loans and the holder of the Plaza Mexico – Los Angeles Mortgage Loan, relating to the relative rights of such holders of the Plaza Mexico – Los Angeles Whole Loan.	(E)
4.15	Co-Lender Agreement, dated as of May 24, 2016, by and between the holder of the Regent Portfolio Pari Passu Companion Loan and the holder of the Regent Portfolio Mortgage Loan, relating to the relative rights of such holders of the Regent Portfolio Whole Loan.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.16	Co-Lender Agreement, dated as of July 19, 2016, by and between the holders of the Renaissance Center Pari Passu Companion Loans and the holder of the Renaissance Center Mortgage Loan, relating to the relative rights of such holders of the Renaissance Center Whole Loan.	(E)
4.17	Co-Lender Agreement, dated as of July 19, 2016, by and between the holder of the Residence Inn by Marriott LAX Pari Passu Companion Loans and the holder of the Residence Inn by Marriott LAX Mortgage Loan, relating to the relative rights of such holders of the Residence Inn by Marriott LAX Whole Loan.	(E)
4.18	Co-Lender Agreement, dated as of June 23, 2016, by and between the holder of the TEK Park Pari Passu Companion Loans and the holder of the TEK Park Mortgage Loan, relating to the relative rights of such holders of the TEK Park Whole Loan.	(E)
4.19	Co-Lender Agreement, dated as of June 28, 2016, by and between the holders of each of The Mall at Rockingham Park Pari Passu Companion Loans, the holders of each of The Mall at Rockingham Park Subordinate Companion Loans and the holder of The Mall at Rockingham Park Mortgage Loan, relating to the relative rights of such holders of The Mall at Rockingham Park Whole Loan.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 19, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 19, 2016 (included as part of Exhibit 5).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 1, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Société Générale, as seller, and SG Commercial Mortgage Securities, LLC, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Cantor Commercial Real Estate Lending, L.P., as seller, and SG Commercial Mortgage Securities, LLC, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Benefit Street Partners CRE Finance LLC, as seller, and SG Commercial Mortgage Securities, LLC, as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Silverpeak Real Estate Finance LLC, as seller, and SG Commercial Mortgage Securities, LLC, as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.5	Mortgage Loan Purchase Agreement, dated as of July 1, 2016, between Natixis Real Estate Capital LLC, as seller, and SG Commercial Mortgage Securities, LLC, as purchaser.	(E)